UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 21, 2023
Date of Report (Date of Earliest Event Reported)

Panbela Therapeutics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39468	88-2805017
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Vista Blvd #305 Waconia, Minnesota	55387
(Address of Principal Executive Offices)	(Zip Code)

(952) 479-1196
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PBLA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01         Entry into a Material Definitive Agreement.

On December 21, 2023, Panbela Therapeutics, Inc., a Delaware corporation (the “Company”), entered into warrant exercise inducement offer letters (the “Inducement Letters”) with the holders (the “Holders”) of its existing Class C warrants to purchase shares of the Company’s common stock (the “Existing Warrants”), pursuant to which the Holders agreed to exercise for cash their Existing Warrants to purchase an aggregate of 2,556,000 shares of the Company’s common stock, in the aggregate, at the existing exercise price of $0.78 per share, in exchange for the Company’s agreement to issue new warrants (the “Inducement Warrants”) on substantially the same terms as the Existing Warrants described below, to purchase up to 5,112,000 shares of the Company’s common stock (the “Inducement Warrant Shares”). The Company expects to receive aggregate gross proceeds of approximately $2.0 million from the exercise of the Existing Warrants by the Holders. The Company engaged Roth Capital Partners, LLC (“Roth”) to act as its financial advisor with the transactions summarized above and will pay Roth $120,000 for its services, in addition to reimbursement for certain expenses.

The shares of the Company’s common stock issuable upon exercise of the Existing Warrants are registered for resale by the Holders pursuant to an existing registration statement on Form S-1 (File No. 333-275733) declared effective by the Securities and Exchange Commission (the “SEC”) on December 20, 2023.

The Company also agreed to file a registration statement on Form S-3 (or other appropriate form if the Company is not then Form S-3 eligible) covering the resale of the Inducement Warrants Shares issued or issuable upon the exercise of the Inducement Warrants (the “Resale Registration Statement”) within sixty (60) calendar days of the date of the Inducement Letters. In the Inducement Letters, the Company agreed not to issue any shares of common stock or common stock equivalents or to file any other registration statement with the SEC (in each case, subject to certain exceptions) for ten calendar days. The Company also has agreed not to effect or agree to effect any variable rate transaction (as defined in the Inducement Letters) until one year from the date of the Inducement Letters, other than an at-the-market offering, which may be effected after the date that is six months from the date of the Inducement Letters.

The Company has agreed to hold an annual or special meeting of stockholders on or prior to the date that is six months following the date of the Inducement Letters for the purpose of obtaining stockholder approval, with the recommendation of the Company’s board of directors that such proposals are approved. If the Company does not obtain stockholder approval at the first meeting, the Company has agreed to call a meeting to seek stockholder approval every sixty days until the one-year anniversary of the date of the Inducement Letters unless stockholder approval is obtained prior to such one-year anniversary and, if stockholder approval is not so obtained, every six months thereafter until the earlier of the date on which stockholder approval is obtained or the two-year anniversary of the date of the Inducement Letters.

Inducement Warrant Terms

The following summary of certain terms and provisions of the Inducement Warrants is not complete and is subject to, and qualified by, the provisions of the Inducement Warrants, the form of which is filed as Exhibit 4.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated herein by reference.

Duration and Exercise Price

Each Inducement Warrant will have an exercise price equal to the Nasdaq Minimum Price (as defined in Nasdaq Listing Rule 5635(d)), which was $0.95 per share as of December 21, 2023. The Inducement Warrants will only be exercisable contingent upon and after receiving stockholder approval and may be exercised until five years from the date of such stockholder approval. The exercise price and number of shares of common stock issuable upon exercise is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our common stock and the exercise price. Subject to stockholder approval, the Inducement Warrants also contain exercise price reset provisions triggered by any intervening reverse stock splits and upon receipt of stockholder approval, in addition to anti-dilution protection provisions relating to subsequent equity sales of shares of the Company’s common stock or common stock equivalents at an effective price per share lower than the then effective exercise price of such Inducement Warrants. The Inducement Warrants will be issued in certificated form only.

Exercisability

The Inducement Warrants will be exercisable, at the option of each holder, in whole or in part, by delivering to us a duly executed exercise notice accompanied by payment in full for the number of shares of our common stock purchased upon such exercise. A holder (together with its affiliates) may not exercise any portion of such holder’s Inducement Warrants to the extent that the holder would own more than 4.99% of the outstanding common stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to us, the holder may increase the amount of ownership of outstanding stock after exercising the holder’s Inducement Warrants up to 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Inducement Warrants.

Fundamental Transactions

In the event of any fundamental transaction, as described in the Inducement Warrants and generally including any merger with or into another entity, sale of all or substantially all of our assets, tender offer or exchange offer, or reclassification of our common stock, then upon any subsequent exercise of an Inducement Warrant, the holder will have the right to receive as alternative consideration, for each share of our common stock that would have been issuable upon such exercise immediately prior to the occurrence of such fundamental transaction, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration receivable upon or as a result of such transaction by a holder of the number of shares of our common stock for which the Inducement Warrant is exercisable immediately prior to such event. Notwithstanding the foregoing, in the event of a fundamental transaction, the holders of the Inducement Warrants have the right to require us or a successor entity to redeem the Inducement Warrants for cash in the amount of the Black Scholes Value (as defined in each Inducement Warrant) of the unexercised portion of the Inducement Warrants concurrently with or within 30 days following the consummation of a fundamental transaction.

However, in the event of a fundamental transaction which is not in our control, including a fundamental transaction not approved by our board of directors, the holders of the Inducement Warrants will only be entitled to receive from us or our successor entity, as of the date of consummation of such fundamental transaction, the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of the Inducement Warrant that is being offered and paid to the holders of our common stock in connection with the fundamental transaction, whether that consideration is in the form of cash, stock or any combination of cash and stock, or whether the holders of our common stock are given the choice to receive alternative forms of consideration in connection with the fundamental transaction.

Transferability

Subject to applicable laws, an Inducement Warrant may be transferred at the option of the holder upon surrender of the Inducement Warrant to us together with the appropriate instruments of transfer.

Fractional Shares

No fractional shares of common stock will be issued upon the exercise of the Inducement Warrants. Rather, the number of shares of common stock to be issued will, at our election, either be rounded down to the next whole share or we will pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the exercise price.

Trading Market

There is no established trading market for the Inducement Warrants, and we do not expect an active trading market to develop. We do not intend to apply to list the Inducement Warrants on any securities exchange or other trading market. Without a trading market, the liquidity of the Inducement Warrants will be extremely limited.

Rights as a Stockholder

Except as otherwise provided in the Inducement Warrants or by virtue of the holder’s ownership of shares of our common stock, such holder of Inducement Warrants does not have the rights or privileges of a holder of our common stock, including any voting rights or dividends, until such holder exercises such holder’s Inducement Warrants.

Waivers and Amendments

The Inducement Warrant may be modified or amended or the provisions of the Inducement Warrant waived with our and the holder’s written consent.

The forms of Inducement Letter and Inducement Warrant are filed as Exhibits 10.1 and 4.1, respectively, and are each incorporated herein by reference. The description of the terms of the Inducement Letter and the Inducement Warrant is not intended to be complete and is qualified by reference to such exhibits. The Inducement Letters contain customary representations, warranties and covenants by the Company which were made only for the purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties.

Item 3.02         Unregistered Sales of Equity Securities.

The Company issued the common stock issuable upon exercise of the Existing Warrants issued the Inducement Warrants pursuant to the exemption from the registration requirements of the Securities Act available under Section 4(a)(2) and Rule 506(b) of Regulation D promulgated thereunder and intends to issue the Inducement Warrant Shares pursuant to the same exemption or pursuant to the exemption provided by Section 3(a)(9) of the Securities Act. The description of the Inducement Warrants under Item 1.01 of this Form 8-K is incorporated herein by reference. The form of the Inducement Warrant is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference.

Item 7.01         Regulation FD.

On December 21, 2023, the Company issued a press release disclosing the transactions described herein, a copy of which is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Inducement Warrant
10.1	Form of Inducement Letter
99.1	Press Release dated December 21, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains “forward-looking statements,” including within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “can,” “continue,” “design,” “expect,” “focus,” “intend,” “may,” “plan,” “potential,” and “will.” All statements other than statements of historical fact are statements that should be deemed forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially and adversely form the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) our ability to obtain additional funding to execute our business and clinical development plans; (ii) the progress and success of our clinical development program; (iii) the impact of the COVID-10 pandemic on our ability to conduct our clinical trials; (iv) our ability to demonstrate the safety and effectiveness of our product candidates: ivospemin (SBP-101) and eflornithine (CPP-1X); (v) our reliance on a third party for the execution of the registration trial for our product candidate Flynpovi; (vi) our ability to obtain regulatory approvals for our product candidates, SBP-101 and CPP-1X, in the United States, the European Union or other international markets; (vii) the market acceptance and level of future sales of our product candidates, SBP-101 and CPP-1X; (viii) the cost and delays in product development that may result from changes in regulatory oversight applicable to our product candidates, SBP-101 and CPP-1X; (ix) the rate of progress in establishing reimbursement arrangements with third-party payors; (x) the effect of competing technological and market developments; (xi) the costs involved in filing and prosecuting patent applications and enforcing or defending patent claims; (xii) our ability to maintain the listing of our common stock on a national securities exchange; (xiii) our ability to obtain any required stockholder approvals and (xiv) such other factors as discussed in Part I, Item 1A under that caption “Risk Factors” in our most recent Annual Report on Form 10-K, any additional risks presented in our Quarterly Reports on Form 10-A and our Current Reports on Form 8-K. Any forward-looking statement made by us in this Form 8-K is based on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement or reasons why actual results would differ from those anticipated in any such forward-looking statement, whether written or oral, whether as a result of new information, future developments or otherwise.

Additional Information and Where to Find It; Participants in the Solicitation

In connection with the proposed issuance of the shares underlying the Inducement Warrants, the Company intends to file relevant materials with the SEC, including a proxy statement. Following the filing of the definitive proxy statement with the SEC, the Company will distribute the definite proxy statement and a proxy card to each stockholder entitled to vote at the stockholder meeting relating to the proposed issuance. The proxy statement, any other relevant documents, and all other materials filed with the SEC concerning the Company are (or, when filed, will be) available free of charge at http://www.sec.gov and https://panbela.com/investor-relations/financial-information/. Stockholders should carefully read the proxy statement and any other relevant documents that the Company files with the SEC when they become available before making any voting decision because they will contain important information.

This Form 8-K does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. The Company’s directors and executive officers are deemed to be participants in the solicitation of proxies form stockholders in connection with the proposed issuance. Information regarding the names of such persons and their respective interests (if any) in the issuance will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in our annual report on Form 10-K for the fiscal year ended December 31, 2022. To the extent the Company’s directors and executive officers or their holdings of the Company’s securities have changed from the amounts disclosed in those filings, to the Company’s knowledge, such changes have been reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These materials are (or, when filed, will be) available free of charge at https://panbela.com/investor-relations/financial-information/.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Panbela Therapeutics, Inc.

Date: December 21, 2023	By:	/s/ Susan Horvath
Susan Horvath
Chief Financial Officer